EXHIBIT 10.1

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

                         PRIVATE PLACEMENT SUBSCRIPTION

                                 ORGENESIS INC.

                           INSTRUCTIONS TO SUBSCRIBER:

1. COMPLETE the information on Page 2 of this Subscription Agreement. YOU MUST RESIDE OUTSIDE NORTH AMERICA TO USE THIS FORM.

2. DELIVER the Subscription Proceeds, in the form of bank draft or wire transfer (wire transfer instructions will be provided upon request), together with one originally executed copy of this entire Subscription Agreement to Orgenesis Inc., at

     Clark Wilson LLP
     800 - 885 West Georgia Street
     Vancouver, B.C. V6M3R9
     Canada

3. EMAIL a copy of Page 2 of this Subscription Agreement to Clark Wilson LLP, counsel for Orgenesis Inc., attention Bernard Pinsky bip@cwilson.com

CLARK WILSON LLP ARE AUTHORIZED TO RELEASE ANY FUNDS RECEIVED TO ORGENESIS INC. IMMEDIATELY UPON ISSUANCE OF THE SECURITIES SUBSCRIBED FOR IN THIS SUBSCRIPTION.

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                                 ORGENESIS INC.

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the "SUBSCRIBER") hereby irrevocably subscribes for and agrees to purchase from Orgenesis Inc. (the "ISSUER") that number of units of the Issuer (the "UNITS") set out below at a price of $1.00 per Unit. Each Unit is comprised of one share of common stock in the capital of the Issuer (each, a "SHARE") and two non-transferable common stock share purchase warrants (each, a "WARRANT"). Each Warrant shall entitle the holder thereof to acquire one additional Share (each, a "WARRANT SHARE") at a price of $1.00 per Warrant Share until 5:00 p.m. (Pacific time) on the date of expiration of the Warrant, which is three years following the Closing Date (as defined herein), and the Subscriber must exercise the Warrants upon certain events occurring, as set forth in the warrant certificate, a form of which is attached as Schedule "A" (the "Warrant Certificate"). The Subscriber agrees to be bound by the terms and conditions set forth in the attached "Terms and Conditions of Subscription for Units".

SUBSCRIBER INFORMATION                      UNITS TO BE PURCHASED

                                            Number of Units:           X $1.00
---------------------------------------                      ---------
(Name of Subscriber)                                   =

Account Reference (if applicable):          Aggregate Subscription Price:

X                                           ------------------------------------
---------------------------------------     (the "SUBSCRIPTION AMOUNT")
(Signature of Subscriber - if the
Subscriber is an Individual)                PLEASE COMPLETE IF PURCHASING AS
                                            AGENT OR TRUSTEE FOR A PRINCIPAL
X                                           (BENEFICIAL  PURCHASER)(A "DISCLOSED
---------------------------------------     PRINCIPAL") AND NOT PURCHASING AS
(Signature of Authorized Signatory - if     TRUSTEE OR AGENT FOR ACCOUNTS FULLY
the Subscriber is not an Individual)        MANAGED BY IT.

---------------------------------------
(Name and Title of Authorized Signatory     ------------------------------------
- if the Subscriber is not an Individual)   (Name of Disclosed Principal)

---------------------------------------     ------------------------------------
(SIN, SSN, or other Tax Identification      (Address of Disclosed Principal)
Number of the Subscriber)
                                            ------------------------------------
---------------------------------------     (Account Reference, if applicable)

---------------------------------------     ------------------------------------
(Subscriber's Address, including city       (SIN, SSN, or other Tax
and province or state or residence)         Identification Number of Disclosed
                                            Principal)
--------------------------------------
(Telephone Number)      (Email Address)

REGISTER THE SHARES, WARRANTS AND WARRANT   DELIVER THE SHARES, WARRANTS AND
SHARES AS SET FORTH BELOW:                  WARRANT SHARES AS SET FORTH BELOW:

---------------------------------------     ------------------------------------
(Name to Appear on Share and Warrant        (Attention - Name)
Certificate)
                                            ------------------------------------
---------------------------------------     (Account Reference, if applicable)
(Account Reference, if applicable)
                                            ------------------------------------
---------------------------------------     (Address, including Postal Code)
(Address, including Postal Code)
                                            ------------------------------------
                                            (Telephone Number)

                                   ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement. as of the ____ day of _______________________, 2012.

ORGENESIS INC.

Per:
    ---------------------------------
    Authorized Signatory

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
THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

                         PRIVATE PLACEMENT SUBSCRIPTION
                (Offshore Subscribers Only Outside North America)

TO: ORGENESIS INC. (the "Company")
    1001 SW 5th Avenue, Suite 1100
    Portland, Oregon, 97204

PURCHASE OF UNITS

1. SUBSCRIPTION

1.1 The undersigned (the "SUBSCRIBER") hereby irrevocably subscribes for and agrees to purchase units (the "UNITS") in the amount set out on Page 2 of this Subscription Agreement, at a price of US $1.00 per Unit (such subscription and agreement to purchase being the "SUBSCRIPTION"), for the total subscription price as set out on Page 2 of this Subscription Agreement (the "SUBSCRIPTION PROCEEDS"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2 Each Unit consists of one Share and one Warrant (together or individually, the "SECURITIES").

1.3 The Company hereby agrees to sell the Units to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth herein. Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of Units contemplated hereby is not subject to any minimum aggregate subscription level.

1.4  Unless  otherwise  provided,   all  dollar  amounts  referred  to  in  this
Subscription Agreement are in lawful money of the United States of America.

2. PAYMENT

2.1 The Subscription Proceeds must accompany this Subscription Agreement or they must be wired directly to the Company in accordance with wire instructions that will be provided by the Company on request. Alternatively the Subscription Proceeds may be wired to Clark Wilson LLP, attorneys for the Company, and Clark Wilson LLP are authorized and instructed to immediately deliver the Subscription Proceeds to the Company.

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
2.2 The Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Subscription Agreement being accepted by the Company and the certificates representing the Securities have been issued to the Subscriber.

2.3 The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement.

2.4 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and/or applicable law.

3. CLOSING

Closing of the purchase and sale of the Units shall occur on or before DECEMBER 31, 2012, or on such other date or dates as may be determined by the Company in its sole discretion (the "CLOSING DATE"), but there is no minimum number of Units being offered. The Subscriber acknowledges that Units may be issued to other subscribers under this offering (the "OFFERING"), and that these may close before, on or after the Closing Date. 4. ACKNOWLEDGEMENTS OF SUBSCRIBER

The Subscriber acknowledges and agrees that:

(a) the Securities have not been registered under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or under any securities or "blue sky" laws of any state of the United States and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to a U.S. Person, as that term is defined in Regulation "S" ("REGULATION "S") promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the 1933 Act, except in accordance with the provisions of Regulation "S", pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b) the Company will refuse to register any transfer of any of the Securities and shares issued upon exercise of the Warrants (collectively, the "TOTAL SECURITIES") not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c) the decision to execute this Subscription Agreement and purchase the Units has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon information provided by the Company in this Subscription Agreement (the "COMPANY INFORMATION").

(d) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

(e) by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Securities pursuant to this Subscription Agreement;

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
(f) the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

(g) the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(h) the issuance and sale of the Units to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(i) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Total Securities and with respect to the applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

     (i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Total Securities hereunder, and
     (ii) applicable resale restrictions.

(j) the Subscriber has not acquired the Units as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation
     S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Total Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Total Securities pursuant to registration of any of the Total Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(k) the Subscriber is not a U.S. Person (as defined in Regulation S), is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Units as principal for its own account or for account of the Disclosed Principal, as applicable, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Units, other than the Disclosed Principal, if applicable; -

(l) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(m) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Units through a person registered to sell securities and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies, including statutory rights of rescission or damages, will not be available to the Subscriber;

(n) the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

(o) the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(p) neither the SEC, nor any other securities regulatory authority has reviewed or passed on the merits of the Securities;

(q) no documents in connection with this Offering have been reviewed by the SEC, nor by any other securities regulatory authority or state securities administrators;

(r)  there is no government or other  insurance  covering any of the Securities;
     and

(s) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

5.1 The Subscriber hereby represents and warrants to and covenants with the Company, as of the date of this Agreement and as of the Closing Date (which representations, warranties and covenants shall survive the Closing Date) that:

(a) the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(b)  the Subscriber is not a "U.S. Person", as defined in Regulation S;

(c) the Subscriber is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person, as defined in Regulation S;

(d) the Subscriber is resident in the jurisdiction set out on Page 2 of this Subscription Agreement;

(e)  the Subscriber:

     (i) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "INTERNATIONAL JURISDICTION") which would apply to the acquisition of the Units,
     (ii) is purchasing the Units pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Units under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,
     (iii)acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Units and Securities, and
     (iv) represents and warrants that the acquisition of the Units by the Subscriber does not trigger:

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
          A. any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or
          B. any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii),
               (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(f) the Subscriber is acquiring the Units as principal, or for account of the Disclosed Principal, as applicable, and for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it, or the Disclosed Principal, has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons (as defined in Regulation S);

(g) the Subscriber acknowledges that it has not acquired the Units as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of any of the Total Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Total Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Total Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(h) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(i) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(j) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(k)  the Subscriber has received and carefully read this Subscription Agreement;

(l) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Units for an indefinite period of time, and can afford the complete loss of such investment;

(m) the Subscriber is able to fend for itself in the subscription, has the degree of knowledge, education and experience in financial and business matters as to enable the Subscriber to evaluate the merits and risks of the investment in the Units and the Company;

(n) the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations

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
     and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(o) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(p) the Subscriber is not an underwriter of, or dealer in, the Company's Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Units;

(q) the Subscriber has made an independent examination and investigation of an investment in the Units and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Units and the Company;

(r) if the Subscriber is acquiring the Units as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(s) the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Units as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(t)  no person has made to the Subscriber  any written or oral  representations:

     (i)  that any person will resell or repurchase any of the Securities,
     (ii) that any person will refund the purchase price of any of the Securities,
     (iii) as to the future price or value of any of the Securities, or
     (iv) that any of the Securities will be listed and posted for trading on any stock exchange or that application has been made to list and post any of the Securities of the Company on any stock exchange.

5.2 In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.

6. ACKNOWLEDGEMENT AND WAIVER

The Subscriber has acknowledged that the decision to purchase the Units was made based solely on the Company Information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities. Because the Subscriber is not purchasing the Units under a prospectus, the Subscriber will not have the civil protections, rights and remedies that would otherwise be available to the Subscriber under the securities laws in United States, including statutory rights of rescission or damages.

7. REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's

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
eligibility to purchase the Units under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities, it will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and the date of delivery and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of all of the Securities.

8. RESALE RESTRICTIONS

8.1 The Subscriber acknowledges that any resale of any of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

8.2 The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Securities by the Subscriber may be imposed by securities laws in addition to any restrictions referred to in Section above, and, in particular, the Subscriber acknowledges and agrees that none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period.

9. ACKNOWLEDGEMENT AND WAIVER

The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of information concerning the Company that was available to the Subscriber on the EDGAR database maintained by the SEC at www.sec.gov

10. LEGENDING OF SUBJECT SECURITIES

10.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

     "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT."

10.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11. COSTS

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

12. GOVERNING LAW

This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the State of Nevada.

13. SURVIVAL

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

14. ASSIGNMENT

This Subscription Agreement is not transferable or assignable.

15. SEVERABILITY

The  invalidity  or  unenforceability  of  any  particular   provision  of  this
Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

16. ENTIRE AGREEMENT

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17. NOTICES

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the delivery address on Page 2 and notices to the Company shall be directed to it at the address stated on the first page of this Subscription Agreement.

18. COUNTERPARTS AND ELECTRONIC MEANS

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

                                  SCHEDULE "A"
                                 FORM OF WARRANT

                       THESE WARRANTS ARE NOT TRANSFERABLE

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

                                 ORGENESIS INC.
                  (FORMERLY BUSINESS OUTSOURCING SERVICES INC.)
                             (A Nevada Corporation)

                                NON-TRANSFERABLE
                               WARRANT CERTIFICATE

CERTIFICATE NO. 2011-__-__

NUMBER OF WARRANTS:                             RIGHT TO PURCHASE 500,000 SHARES
                   -------

      THESE NON-TRANSFERABLE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
   AT 4:30 P.M. (PACIFIC TIME) ON THE EXPIRY DATE (AS DEFINED IN THE TERMS AND
                CONDITIONS ATTACHED TO THIS WARRANT CERTIFICATE.

                    NON-TRANSFERABLE SHARE PURCHASE WARRANTS
                   TO PURCHASE COMMON SHARES OF ORGENESIS INC.

                  THE WARRANTS REPRESENTED BY THIS CERTIFICATE

This is to certify that, for value received,_______________ of ______________ (the "HOLDER") has the right to purchase, upon and subject to the terms and conditions attached hereto as Appendix "A" (the "TERMS AND CONDITIONS") from January 27, 2012 to 4:30 p.m. (Pacific Time) on the Expiry Date (as defined in the attached Terms and Conditions), the number of fully paid and non-assessable common shares (the "SHARES") of Orgenesis Inc. (formerly known as Business Outsourcing Services Inc.) (the "COMPANY") set out above, by surrendering to the Company, at its offices at 34 Kibbutz Galuyot Street, Tel Aviv 66550 Israel, this Warrant Certificate with a Subscription in the form attached hereto as Appendix "B", duly completed and executed, and cash, bank draft, certified cheque or money order in lawful money of the United States of America, payable to the order of the Company in an amount equal to the purchase price per Share multiplied by the number of Shares being purchased (the "AGGREGATE PURCHASE PRICE"). Subject to adjustment thereof in the events and in the manner set forth in the Terms and Conditions, the purchase price per Share on the exercise of each Non-Transferable Share Purchase Warrant ("WARRANT") evidenced hereby shall be US $1.00 per Share. Notwithstanding any other term of this Warrant, the Holder must exercise 250,000 Warrants to purchase 250,000 Shares by the earlier of the following: (i) twenty Business Days after being notified in writing by the Company that the Company, or an Israeli subsidiary of the Company, has signed an agreement with a clinical center; or (ii) the date that is six months from issuance. Notwithstanding any other term of this Warrant, the Holder must also exercise 250,000 Warrants to purchase 250,000 Shares twenty (20) Business Days after the Company has demonstrated to the Holder or its agents that the Company's technology has achieved feasibility of enhancement of cell propagation capability.

These Warrants are issued subject to the Terms and Conditions, and the Holder may exercise the right to purchase Shares only in accordance with the Terms and Conditions.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date and from and after such time, these Warrants and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed.

DATED at the City of ____________, in the State of _____________, as of the ________ day of ____________, 2012.

ORGENESIS INC.

Per:
     --------------------------------------------------

     PLEASE NOTE THAT ALL SHARE CERTIFICATES ISSUED UPON EXERCISE HEREOF MUST BE LEGENDED AS FOLLOWS:

     "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT."

                                  APPENDIX "A"

TERMS AND CONDITIONS dated as of , 2012 (the "Terms and Conditions"), attached to the Non-Transferable Share Purchase Warrants issued by Orgenesis Inc.

1. DEFINITIONS

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

     (a) "Business Days" means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of Nevada are authorized or obligated by law or executive order to close.

     (b) "Company" means Orgenesis Inc., a Nevada corporation. If a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

     (c) "Company's Auditors" means an independent firm of accountants duly appointed as auditors of the Company;

     (d) "Exercise Price" means US $1.00 per Share, subject to adjustment as provided in the Terms and Conditions;

     (e)  "Expiry Date" means January 27, 2015;

     (f) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Section" followed by a number refer to the specified Section of these Terms and Conditions;

     (g) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

     (h)  "Holder" or "Holders"  means the holder of the Warrants and its heirs,
          executors,  administrators,   successors,  legal  representatives  and
          assigns;

     (i) "Shares" means the shares of common stock in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of such shares, issued upon exercise of the Warrants;

     (j) "Warrants" means the Non-Transferable Share Purchase Warrants of the Company issued and presently authorized and for the time being outstanding; and

     (k)  "1933 Act" means the United States Securities Act of 1933.

2. INTERPRETATION

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof. Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

3. APPLICABLE LAW

The rights and restrictions attached to the Warrants shall be construed in accordance with the laws of the State of Nevada.

4. ADDITIONAL ISSUANCES OF SECURITIES

The Company may at any time and from time to time do further equity or debt financing and may issue additional shares, warrants, convertible securities, stock options or similar rights to purchase shares of its capital stock.

5. REPLACEMENT OF LOST WARRANTS

5.1 In case this Warrant Certificate shall become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate of like date and tenure as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant Certificate and the substituted Warrant Certificate shall be entitled to all benefits hereunder and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

5.2 The applicant for the issue of a new Warrant Certificate pursuant hereto shall bear the cost of the issue thereof and in case of loss, destruction or theft shall furnish to the Company evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and its transfer agent in accordance with its usual policies and procedures and such applicant may also be required to furnish indemnity in the amount and form satisfactory to the Company and its transfer agent in accordance with its usual policies and procedures, and shall pay the reasonable charges of the Company in connection therewith.

6. WARRANT HOLDER NOT A SHAREHOLDER

The holding of a Warrant Certificate will not constitute the Holder as a shareholder of the Company, nor entitle the Holder to any right or interest in respect thereof except as is expressly provided in the Warrant Certificate or these Terms and Conditions.

7. PIGGYBACK REGISTRATION

7.1 Registration Statement. If the Company decides to file a registration statement (the "Registration Statement") under the 1933 Act covering the distribution or sale of any securities of the Company other than the Shares issuable on exercise of the Warrants (other than a registration on Form S-8), it shall forthwith give written notice (the "Registration Notice") to the Holders of such decision. The Holders shall have the right to elect, by written notice (the "Reply to Registration Notice") to be given to the Company not more than five (5) business days following receipt of the Registration Notice, to have the Registration Statement cover the sale of the Shares by the Holders.

7.2 The obligations of the Company under this Agreement shall terminate and be of no further effect upon the earliest to occur of the following:

     (a) when all Shares shall have been sold pursuant to Rule 144 (or any successor provision) under the 1933 Act;

     (b) when all Shares shall have been otherwise transferred and a new certificate(s) for such Shares not bearing a legend restricting further transfer shall have been delivered by The Company; and

     (c) that day that is two (2) years following the issue date of the last of the Shares issued upon exercise of the Warrants.

7.3 In the event of a registration pursuant to the provisions of this Agreement, the Company shall use its best efforts to cause the Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Holders may reasonably request; provided, however, that The Company shall not by reason of this Agreement be required to qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service of process.

7.4 The Company shall keep effective any registration or qualification contemplated by this Agreement and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Holders to complete the offer and sale of the Shares covered thereby.

8. WARRANTS NOT TRANSFERABLE

The Warrants and all rights attached thereto are not transferable.

9. NOTICE TO HOLDERS

Any notice required or permitted to be given to the Holder will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Warrant Certificate or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third Business Day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

10. NOTICE TO THE COMPANY

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third Business Day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

     Orgenesis Inc.
     34 Kibbutz Galuyot Street
     Tel Aviv 66550
     Israel
     Attention: President
     Email.: pbd-v@zahav.net.il

11. METHOD OF EXERCISE OF WARRANTS

The right to purchase Shares conferred by the Warrants may be exercised by the Holder of such Warrant by surrendering it to the Company, with a duly completed and executed subscription in the form attached as Appendix "B" and cash, bank draft, certified cheque or money order payable to or to the order of the Company for the Aggregate Purchase Price subscribed for in lawful money of the United States of America.

12. EFFECT OF EXERCISE OF WARRANTS

12.1 Upon surrender and payment as aforesaid, the Shares so subscribed for shall be deemed to have been issued and such Holder shall be deemed to have become the holder (or holders) of record of such Shares on the date of such surrender and payment and such Shares shall be issued at the Exercise Price in effect on the date of such surrender and payment.

12.2 Within ten Business Days after surrender and payment as aforesaid, the Company shall forthwith cause to be delivered to the person or persons in whose name or names the Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant surrendered.

13. SUBSCRIPTION FOR LESS THAN ENTITLEMENT

The Holder of any Warrant may subscribe for and purchase a number of Shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of Shares less than the number which can be purchase pursuant to a Warrant, the Holder, upon exercise thereof, shall be entitled to receive a new Warrant Certificate in respect of the balance of the Shares which he was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

14. WARRANTS FOR FRACTIONS OF SHARES

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such Shares.

15. EXPIRATION OF WARRANTS

After the expiration of the period within which a Warrant is exercisable, all rights thereunder shall wholly cease and terminate and such Warrants shall be void and of no further force and effect.

16. ADJUSTMENT OF EXERCISE PRICE

The Exercise Price and the number of Common Shares deliverable upon the exercise of the Warrants shall be subject to adjustment in the event and in the manner following:

16.1 If and whenever the Shares at any time outstanding shall be subdivided into a greater or consolidated into a lesser number of Shares, the Exercise Price shall be decreased or increased proportionately, as the case may be, and upon any such subdivision or consolidation, the number of Shares deliverable upon the exercise of the Warrants shall be increased or decreased proportionately, as the case may be.

16.2 In case of any capital reorganization or of any reclassification of the capital of the Company or in case of the consolidation, merger or amalgamation of the Company with or into any other company or of the sale of the assets of the Company as or substantially as an entirety or of any other company, each Warrant shall, after such capital reorganization, reclassification of capital, consolidation, merger, amalgamation or sale, confer the right to purchase that number of shares or other securities or property of the Company or of the company resulting from such capital reorganization, reclassification, consolidation, merger, amalgamation or to which such sale shall be made, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger, amalgamation or sale had the Warrants been exercised, would have been entitled on such capital reorganization, reclassification, consolidation, merger, amalgamation or sale and in any such case, if necessary, appropriate adjustments shall be made in the application of the provisions set forth in Sections 12 to 19 hereof with respect to the rights and interest thereafter of the Holders of the Warrants to the end that the provisions set forth in Sections 12 to 19 hereof shall thereafter correspondingly be made applicable as nearly as may reasonable be expected in relation to any shares or other securities or property thereafter deliverable on the exercise of the Warrants. The subdivision or consolidation of the Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) shall not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this Section 16(b).

16.3 The adjustments provided for in this Section 16 pursuant to any Warrants are cumulative .and will become effective immediately after the record date for, or, if no record date is fixed, the effective date, of the event which results in such adjustments.

17. DETERMINATION OF ADJUSTMENTS

If any questions shall at any time arise with respect to the Exercise Price or any adjustments provided for in this Warrant, such questions shall be conclusively determined by the Company's Auditors, from time to time, or, if they decline to so act, any other firm of chartered accountants that the Company may designate and who shall have access to all appropriate records and such determination shall be binding upon the Company and the Holders.

18. COVENANTS OF THE COMPANY

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Shares to satisfy the rights of purchase provided for in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all Shares which they are or may be entitled to purchase pursuant thereto.

19. IMMUNITY OF SHAREHOLDERS, ETC.

The Holder hereby waives and releases any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer (as such) of the Company for the issue of Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained.

20. MODIFICATION OF TERMS AND CONDITIONS FOR CERTAIN PURPOSES

From time to time the Company may, subject to the provisions of these presents, and it shall, when so directed by these presents, modify the terms, and conditions hereof, for any one or more of any of the following purposes:

     (a) making such provisions not inconsistent herewith as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Warrants on any stock exchange or quotation system;

     (b) adding to or altering the provisions hereof in respect of the registration and transfer of Warrants making provisions for the exchange of Warrants of different denominations; and making any modification in the form of the Warrants which does not affect the substance thereof;

     (c) for any other purpose not inconsistent with the terms hereof, including the correction or recertification of any ambiguities, defective provisions, errors or omissions herein; and

     (d) to evidence any successions of any corporation and the assumption of any successor of the covenants of the Company herein and in the Warrants contained as provided herein.

21. UNITED STATES RESTRICTIONS

These Warrants and the Shares issuable upon the exercise of these Warrants have not been and will not be registered under the 1933 Act as amended or any state securities laws. These Warrants may not be exercised in the United States (as defined in Regulation S under the 1933 Act) unless these Warrants and the Shares issuable upon exercise hereof have been registered under the 1933 Act, and any applicable state securities laws or unless an exemption from such registration is available.

DATED as of the date first above written in these Terms and Conditions.

ORGENESIS INC.


Per:
    --------------------------------------------------------------

                                  APPENDIX "B"

                                SUBSCRIPTION FORM

                 (ONE NON-TRANSFERABLE SHARE PURCHASE WARRANT IS
                  REQUIRED TO SUBSCRIBE FOR EACH COMMON SHARE)

TO:  ORGENESIS INC.
     34 Kibbutz Galuyot Street
     Tel Aviv 66550
     Israel

The undersigned, bearer of the attached Non-Transferable Share Purchase Warrants, hereby subscribes for _____________ of shares of common stock of Orgenesis Inc. (the "COMPANY") referred to in the Warrants according to the conditions thereof and herewith makes payment of the purchase price in full for the said number of shares at the price of U.S. $1.00 per share if exercised on or before 4:30 p.m. (Pacific Time) on the Expiry Date (as that term is defined in the Terms and Conditions attached to the Non-Transferable Share Purchase
Warrant). Cash, a certified cheque, bank draft or money order is enclosed herewith for such amount.

The undersigned hereby directs that the shares hereby subscribed for be issued and delivered as follows:

Name(s) in Full               Address(es)                     Number of Shares

-------------------------   ------------------------------   -------------------

-------------------------   ------------------------------   -------------------

(Please print full names in which share certificates are to be issued. The Share must be issued in the name of the Holder.)

DATED this ______ day of ___________________ , 20___ . (the "EXERCISE DATE")


--------------------------------           -------------------------------------
Witness                                    Signature

Please print your name and address in full

                                           Address
-------------------------------                   ------------------------------

                                           -------------------------------------

                              TERMS AND CONDITIONS

The Warrants are issued subject to the Terms and Conditions, which are attached to the Warrant Certificate delivered to the Holder.

                         REPRESENTATIONS AND WARRANTIES

The undersigned represents and warrants that the undersigned is not a "U.S. person", as such term is defined in Regulation S as promulgated under the United States Securities Act of 1933, as at the Exercise Date. The undersigned represents and warrants that the representations and warranties in the subscription agreement between the undersigned and the Company dated the Holder are true and correct as of the date of the Exercise Date.

                                     LEGENDS

The certificates representing the shares acquired on the exercise of the Warrants will bear a legend in substantially the following form:

     "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."